                                                                    EXHIBIT 99.1

                          ALPHA NATURAL RESOURCES, LLC
                     ALPHA NATURAL RESOURCES CAPITAL CORP.

                             LETTER OF TRANSMITTAL
                                      FOR
              TENDER OF ALL OUTSTANDING 10% SENIOR NOTES DUE 2012
                                IN EXCHANGE FOR
           AN EQUAL AMOUNT OF THE ISSUERS' 10% SENIOR NOTES DUE 2012
                           WHICH HAVE BEEN REGISTERED
                  UNDER THE SECURITIES ACT OF 1933, AS AMENDED

THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M. NEW YORK CITY
TIME, ON             , 2005 (THE "EXPIRATION DATE") UNLESS EXTENDED.

                 The Exchange Agent for the Exchange Offer is:

                     WELLS FARGO BANK, NATIONAL ASSOCIATION

   By Registered or Certified Mail      By Overnight Courier or Regular Mail:                 By Hand Delivery



       Wells Fargo Bank, N.A.                   Wells Fargo Bank, N.A.                     Wells Fargo Bank, N.A.
     Corporate Trust Operations               Corporate Trust Operations                  Corporate Trust Services
            MAC N9303-121                           MAC N9303-121                           608 2nd Avenue South
            P.O. Box 1517                       6th & Marquette Avenue             Northstar East Building -- 12th Floor
        Minneapolis, MN 55480                   Minneapolis, MN 55479                      Minneapolis, MN 55402


                           By Facsimile Transmission:
                           Facsimile: (612) 667-6282

                            To Confirm by Telephone:
                           Telephone: (800) 344-5128

     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF THIS LETTER OF TRANSMITTAL VIA FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

     Holders of Outstanding Notes (as defined below) should complete this Letter of Transmittal either if Outstanding Notes are to be forwarded herewith or if tenders of Outstanding Notes are to be made by book-entry transfer to an account maintained by the Exchange Agent at the book-entry transfer facility specified by the holder pursuant to the procedures set forth in "The Exchange
Offer -- Book-Entry Delivery Procedures" and "The Exchange Offer -- Procedures for Tendering Outstanding Notes" in the Prospectus (as defined below) and an "Agent's Message" (as defined below) is not delivered. If tender is being made by book-entry transfer, the holder must have an Agent's Message delivered in lieu of this Letter of Transmittal.

     Holders of Outstanding Notes whose certificates for such Outstanding Notes are not immediately available or who cannot deliver their certificates and all other required documents to the Exchange Agent on or prior to the Expiration

Date or who cannot complete the procedures for book-entry transfer on a timely basis, must tender their Outstanding Notes according to the guaranteed delivery procedures set forth in "The Exchange Offer -- Guaranteed Delivery Procedures" in the Prospectus.

     As used in this Letter of Transmittal, the term "holder" with respect to the Exchange Offer (as defined below) means any person in whose name Outstanding Notes are registered or any other person who has obtained a properly completed bond power from the registered holder or the book-entry transfer facility whose name appears on the security listing as the owner of the Outstanding Notes.

     The undersigned acknowledges receipt of the Prospectus dated           ,
2005 (as it may be amended or supplemented from time to time, the "Prospectus") of Alpha Natural Resources, LLC, a Delaware limited liability company (the "Company"), Alpha Natural Resources Capital Corp., a Delaware corporation ("Alpha Capital" and together with the Company, the "Issuers"), and the Company's subsidiaries other than Alpha Capital and certain of its parent companies (each, a "Guarantor" and collectively, the "Guarantors"), and this Letter of Transmittal (the "Letter of Transmittal"), which together constitute the Issuers' offer (the "Exchange Offer") to exchange their 10% Senior Notes due 2012, guaranteed by the Guarantors, that have been registered under the Securities Act of 1933, as amended (collectively, the "Exchange Notes"), for an equal aggregate principal amount their outstanding 10% Senior Notes due 2012, guaranteed by the Guarantors, that were originally sold pursuant to a private offering (collectively, the "Outstanding Notes").

     The terms of the Exchange Notes are identical in all material respects (including principal amount, interest rate and maturity) to the terms of the Outstanding Notes for which they may be exchange pursuant to the Exchange Offer, except that the Exchange Notes are freely transferable by holders thereof (except as provided herein or in the Prospectus). Capitalized terms used but not defined herein shall have the same meaning given them in the Prospectus.

     YOUR BANK OR BROKER CAN ASSIST YOU IN COMPLETING THIS FORM. THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE PROSPECTUS AND THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE EXCHANGE AGENT, WHOSE ADDRESS AND TELEPHONE NUMBER APPEAR ON THE FRONT PAGE OF THIS LETTER OF TRANSMITTAL.

     The undersigned has completed the appropriate boxes below and signed this Letter of Transmittal to indicate the action that the undersigned desires to take with respect to the Exchange Offer.

                PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL AND
            THE PROSPECTUS CAREFULLY BEFORE CHECKING ANY BOX BELOW.

     List below the Outstanding Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, the certificate numbers and aggregate principal amounts of Outstanding Notes should be listed on a separate signed schedule affixed hereto.

                     ALL TENDERING HOLDERS COMPLETE BOX 1:

                                     BOX 1*

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                                       DESCRIPTION OF OUTSTANDING NOTES TENDERED HEREWITH
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                                                                 CERTIFICATE OR                             AGGREGATE PRINCIPAL
      NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)             REGISTRATION       AGGREGATE PRINCIPAL         AMOUNT OF
           (PLEASE FILL IN, IF BLANK, EXACTLY AS                  NUMBER(S) OF        AMOUNT REPRESENTED     OUTSTANDING NOTES
            NAME(S) APPEAR(S) ON CERTIFICATE(S))              OUTSTANDING NOTES**    BY OUTSTANDING NOTES    BEING TENDERED***
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                                                              TOTAL:
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   * If the space provided is inadequate, list the certificate numbers and principal amount of Outstanding Notes on a separate signed schedule and attach the list to this Letter of Transmittal.
  ** Need not be completed by book-entry holders.
 *** The minimum permitted tender is $1,000 in principal amount. All tenders must be in integral multiples of $1,000 in principal amount. Unless otherwise indicated in this column, the holder will be deemed to have tendered the full aggregate principal amount represented by such Outstanding Notes. See instruction 2.
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                                     BOX 2

                              BOOK-ENTRY TRANSFER

[ ] CHECK HERE IF TENDERED OUTSTANDING NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

Name of Tendering Institution
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Account Number
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Transaction Code Number
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     Holders of Outstanding Notes that are tendering by book-entry transfer to the Exchange Agent's account at DTC can execute the tender through DTC's Automated Tender Offer Program ("ATOP") for which the transaction will be eligible. DTC participants that are accepting the Exchange Offer must transmit their acceptances to DTC, which will verify the acceptance and execute a book-entry delivery to the Exchange Agent's account at DTC. DTC will then send a computer-generated message (an "Agent's Message") to the Exchange Agent for its acceptance in which the holder of the Outstanding Notes acknowledges and agrees to be bound by the terms of, and makes the representations and warranties contained in, this Letter of Transmittal, and the DTC participant confirms on behalf of itself and the beneficial owners of such Outstanding Notes all provisions of this Letter of Transmittal (including any representations and warranties) applicable to it and such beneficial owner as fully as if it had completed the information required herein and executed and transmitted this Letter of Transmittal to the Exchange Agent. Each DTC participant transmitting an acceptance of the Exchange Offer through the ATOP procedures will be deemed to have agreed to be bound by the terms of this Letter of Transmittal. Delivery of an Agent's Message by DTC will satisfy the terms of the Exchange Offer as to execution and delivery of a Letter of Transmittal by the participant identified in the Agent's Message. DTC participants may also accept the Exchange Offer by submitting a Notice of Guaranteed Delivery through ATOP.

                                     BOX 3

                         NOTICE OF GUARANTEED DELIVERY
                           (SEE INSTRUCTION 2 BELOW)

[ ] CHECK HERE IF TENDERED OUTSTANDING NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

Name(s) of Registered Holder(s)
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Window Ticket Number (if any)
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Name of Eligible Guarantor Institution that Guaranteed Delivery
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Date of Execution of Notice of Guaranteed Delivery
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Name of Institution Which Guaranteed Delivery
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IF GUARANTEED DELIVERY IS TO BE MADE BY BOOK-ENTRY TRANSFER:

Name of Tendering Institution
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Account Number
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Transaction Code Number
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                                     BOX 4

                   RETURN OF NON-EXCHANGED OUTSTANDING NOTES
                        TENDERED BY BOOK-ENTRY TRANSFER

[ ] CHECK HERE IF OUTSTANDING NOTES TENDERED BY BOOK-ENTRY TRANSFER AND NON-EXCHANGED OUTSTANDING NOTES ARE TO BE RETURNED BY CREDITING THE ACCOUNT NUMBER SET FORTH ABOVE.

                                     BOX 5

                          PARTICIPATING BROKER-DEALER

[ ] CHECK HERE IF YOU ARE A BROKER-DEALER WHO ACQUIRED THE OUTSTANDING NOTES FOR YOUR OWN ACCOUNT AS A RESULT OF MARKET-MAKING OR OTHER TRADING ACTIVITIES AND WISH TO RECEIVE TEN (10) ADDITIONAL COPIES OF THE PROSPECTUS AND OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name:
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Address:
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     If the undersigned is not a broker-dealer, the undersigned represents that it is acquiring the Exchange Notes in the ordinary course of business and has no arrangement or understanding with any person to participate in a distribution of the Exchange Notes. If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Outstanding Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale or transfer of such Exchange Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. A broker-dealer may not participate in the Exchange Offer with respect to Outstanding Notes acquired other than as a result of market-making activities or other trading activities. Any broker-dealer who purchased Outstanding Notes from the Issuers to resell pursuant to Rule 144A under the Securities Act or any other available exemption under the Securities Act must comply with the registration and prospectus delivery requirements under the Securities Act.

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

     Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Issuers the aggregate principal amount of the Outstanding Notes indicated above. Subject to, and effective upon, the acceptance for exchange of all or any portion of the Outstanding Notes tendered herewith in accordance with the terms and conditions of the Exchange Offer (including, if the Exchange Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby exchanges, assigns and transfers to, or upon the order of, the Issuers all right, title and interest in and to such Outstanding Notes as are being tendered herewith.

     The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as its true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Exchange Agent also acts as the agent of the Issuers, in connection with the Exchange Offer) with respect to the tendered Outstanding Notes, with full power of substitution and resubstitution (such power of attorney being deemed an irrevocable power coupled with an interest) to (1) deliver certificates representing such Outstanding Notes, or transfer ownership of such Outstanding Notes on the account books maintained by the book-entry transfer facility specified by the holder(s) of the Outstanding Notes, together, in each such case, with all accompanying evidences of transfer and authenticity to, or upon the order of, the Issuers, (2) present and deliver such Outstanding Notes for transfer on the books of the Issuers and (3) receive all benefits or otherwise exercise all rights and incidents of beneficial ownership of such Outstanding Notes, all in accordance with the terms of the Exchange Offer.

     The undersigned hereby represents and warrants that (a) the undersigned has full power and authority to tender, exchange, assign and transfer the Outstanding Notes tendered hereby, (b) when such tendered Outstanding Notes are accepted for exchange, the Issuers will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and
(c) the Outstanding Notes tendered for exchange are not subject to any adverse claims or proxies when accepted by the Issuers. The undersigned hereby further represents that any Exchange Notes acquired in exchange for Outstanding Notes tendered hereby will have been acquired in the ordinary course of business of the person receiving such Exchange Notes, whether or not such person is the undersigned, that neither the holder of such Outstanding Notes nor any such other person has an arrangement or understanding with any person to participate in the distribution of such Exchange Notes, and that neither the holder of such Outstanding Notes nor any such other person is an "affiliate," as such term is defined in Rule 405 under the Securities Act, of the Issuers or any guarantor.

     The undersigned also acknowledges that this Exchange Offer is being made based on the Issuers' understanding of an interpretation by the staff of the Securities and Exchange Commission (the "SEC") as set forth in no-action letters issued to third parties, including Morgan Stanley & Co. Incorporated (available June 5, 1991), Exxon Capital Holdings Corporation (available May 13, 1988), as interpreted in the SEC's letter to Shearman & Sterling, dated July 2, 1993, or similar no-action letters, that the Exchange Notes issued in exchange for the Outstanding Notes pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by each holder thereof (other than a broker-dealer who acquires such Exchange Notes directly from the Issuers for resale pursuant to Rule 144A under the Securities Act or any other available exemption under the Securities Act or any such holder that is an "affiliate" of the Issuers or the guarantors within the meaning of Rule 405 under the Securities
Act), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such Exchange Notes are acquired in the ordinary course of such holder's business and such holder is not engaged in, and does not intend to engage in, a distribution of such Exchange Notes and has no arrangement or understanding with any person to participate in the distribution of such Exchange Notes. If a holder of the Outstanding Notes is an affiliate of the Issuers or the guarantors, is not acquiring the Exchange Notes in the ordinary course of its business, is engaged in or intends to engage in a distribution of the Exchange Notes or has any arrangement or understanding with respect to the distribution of the Exchange Notes to be acquired pursuant to the Exchange Offer, such holder (x) may not rely on the applicable interpretations of the staff of the SEC and (y) must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any secondary resale transaction. If the undersigned is a broker-dealer that will receive the Exchange Notes for its own account in exchange for the Outstanding Notes, it represents that the Outstanding Notes to be exchanged for the Exchange Notes were acquired by it as a result of market-making activities or other trading activities and acknowledges that it will deliver a prospectus in connection with any resale or transfer of such Exchange Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

     The undersigned will, upon request, execute and deliver any additional documents deemed by the Issuers or the Exchange Agent to be necessary or desirable to complete the exchange, assignment and transfer of the tendered Outstanding Notes or transfer ownership of such Outstanding Notes on the account books maintained by the book-entry transfer facility. The undersigned further agrees that acceptance of any and all validly tendered Outstanding Notes by the Issuers and the issuance of Exchange Notes in exchange therefor shall constitute performance in full by the Issuers and the Guarantors of their obligations under the Registration Rights Agreement dated May 18, 2004, among the Issuers, the Guarantors named therein, and Credit Suisse First Boston LLC for itself and on behalf of the Initial Purchasers named therein (the "Registration Rights Agreement"), and that the Issuers and the Guarantors shall have no further obligations or liabilities thereunder except as provided in Section 5 of such agreement. The undersigned will comply with its obligations under the Registration Rights Agreement.

     The Exchange Offer is subject to certain conditions as set forth in the Prospectus under the caption "The Exchange Offer -- Conditions to the Exchange Offer." The undersigned recognizes that as a result of these conditions (which may be waived, in whole or in part, by the Issuers), as more particularly set forth in the Prospectus, the Issuers may not be required to exchange any of the Outstanding Notes tendered hereby and, in such event, the Outstanding Notes not exchanged will be returned to the undersigned at the address shown above, promptly following the expiration or termination of the Exchange Offer. In addition, the Issuers may amend the Exchange Offer at any time prior to the Expiration Date if any of the conditions set forth under "The Exchange
Offer -- Conditions to the Exchange Offer" occur.

     All authority herein conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, administrators, trustees in bankruptcy and legal representatives of the undersigned. Tendered Outstanding Notes may be withdrawn at any time prior to the Expiration Date in accordance with the procedures set forth in the terms of this Letter of Transmittal.

     Unless otherwise indicated herein in the box entitled "Special Registration Instructions" below, please deliver the Exchange Notes (and, if applicable, substitute certificates representing the Outstanding Notes for any Outstanding Notes not exchanged) in the name of the undersigned or, in the case of a book-entry delivery of the Outstanding Notes, please credit the account indicated above. Similarly, unless otherwise indicated under the box entitled "Special Delivery Instructions" below, please send the Exchange Notes (and, if applicable, substitute certificates representing the Outstanding Notes for any Outstanding Notes not exchanged) to the undersigned at the address shown above in the box entitled "Description of Outstanding Notes Tendered Herewith."

     THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED "DESCRIPTION OF OUTSTANDING NOTES TENDERED HEREWITH" ABOVE AND SIGNING THIS LETTER, WILL BE DEEMED TO HAVE TENDERED THE OUTSTANDING NOTES AS SET FORTH IN SUCH BOX.

                                     BOX 6

                       SPECIAL REGISTRATION INSTRUCTIONS
                           (SEE INSTRUCTIONS 4 AND 5)

  To be completed ONLY if certificates for the Outstanding Notes not tendered and/or certificates for the Exchange Notes are to be issued in the name of someone other than the registered holder(s) of the Outstanding Notes whose name(s) appear(s) above.

Issue:  [ ] Outstanding Notes not tendered to:
        [ ] Exchange Notes to:

Name(s):
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                             (PLEASE TYPE OR PRINT)

Address:
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                               (INCLUDE ZIP CODE)

Daytime Area Code and Telephone Number.

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Taxpayer Identification or Social Security Number:

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                                     BOX 7

                         SPECIAL DELIVERY INSTRUCTIONS
                           (SEE INSTRUCTIONS 4 AND 5)

  To be completed ONLY if certificates for the Outstanding Notes not tendered and/or certificates for the Exchange Notes are to be sent to someone other than the registered holder(s) of the Outstanding Notes whose name(s) appear(s) above, or such registered holder(s) at an address other than that shown above.

Mail:  [ ] Outstanding Notes not tendered to:
       [ ] Exchange Notes to:

Name(s):
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                             (PLEASE TYPE OR PRINT)

Address:
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--------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

Daytime Area Code and Telephone Number.

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Taxpayer Identification or Social Security Number:

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                                     BOX 8

                         TENDERING HOLDER(S) SIGN HERE
                  (COMPLETE ACCOMPANYING SUBSTITUTE FORM W-9)
     Must be signed by the registered holder(s) (which term, for the purposes described herein, shall include the book-entry transfer facility whose name appears on a security listing as the owner of the Outstanding Notes) of the Outstanding Notes exactly as their name(s) appear(s) on the Outstanding Notes hereby tendered or by any person(s) authorized to become the registered holder(s) by properly completed bond powers or endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth the full title of such person. See Instruction 4.

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                          (SIGNATURE(S) OF HOLDER(S))

Date:
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Name(s):
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                                 (PLEASE PRINT)
Capacity (full title):
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Address:
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                              (INCLUDING ZIP CODE)

Daytime Area Code and Telephone Number:
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Taxpayer Identification or Social Security Number:
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                           GUARANTEE OF SIGNATURE(S)
                       (IF REQUIRED -- SEE INSTRUCTION 4)

                              AUTHORIZED SIGNATURE:
                 ----------------------------------------------

Date:
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Name(s):
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Title:
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Name of Firm:
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Address of Firm:
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                               (INCLUDE ZIP CODE)

Area Code and Telephone Number:
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Taxpayer Identification or Social Security Number:
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                                     BOX 9

 PAYER'S NAME: ALPHA NATURAL RESOURCES, LLC AND ALPHA NATURAL RESOURCES CAPITAL
                                     CORP.

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SUBSTITUTE                      PART 1 -- PLEASE PROVIDE YOUR TIN IN THE BOX
FORM W-9                        AT RIGHT AND CERTIFY BY SIGNING AND DATING      ------------------------------------
                                BELOW.                                          Name
DEPARTMENT OF THE TREASURY
INTERNAL REVENUE SERVICE                                                        ------------------------------------
                                                                                Social Security Number
PAYER'S REQUEST FOR TAXPAYER
IDENTIFICATION NUMBER (TIN)                                                     OR
                                                                                ------------------------------------
                                                                                Employer Identification Number
                                                                                -------------------------------------
                                                                                PART 3 --
                                                                                AWAITING TIN [ ]
                                -------------------------------------------------------------------------------------

                                 PART 2 -- CERTIFICATION -- UNDER THE PENALTIES OF PERJURY, I CERTIFY THAT:
                                 (1) THE NUMBER SHOWN ON THIS FORM IS MY CORRECT TAXPAYER IDENTIFICATION NUMBER (OR I
                                     AM WAITING FOR A NUMBER TO BE ISSUED TO ME), AND
                                 (2) I AM NOT SUBJECT TO BACKUP WITHHOLDING BECAUSE (A) I AM EXEMPT FROM BACKUP
                                     WITHHOLDING, OR (B) I HAVE NOT BEEN NOTIFIED BY THE INTERNAL REVENUE SERVICE
                                     (THE 'IRS") THAT I AM SUBJECT TO BACKUP WITHHOLDING AS A RESULT OF A FAILURE TO
                                     REPORT ALL INTEREST OR DIVIDENDS, OR (C) THE IRS HAS NOTIFIED ME THAT I AM NO
                                     LONGER SUBJECT TO BACKUP WITHHOLDING, AND
                                 (3) I AM A U.S. PERSON (INCLUDING A U.S. RESIDENT ALIEN).
                                -------------------------------------------------------------------------------------
                                CERTIFICATE INSTRUCTIONS -- YOU MUST CROSS OUT ITEM (2) ABOVE IF YOU HAVE BEEN
                                NOTIFIED BY THE IRS THAT YOU ARE CURRENTLY SUBJECT TO BACKUP WITHHOLDING BECAUSE OF
                                UNDER-REPORTING INTEREST OR DIVIDENDS ON YOUR TAX RETURN. HOWEVER, IF AFTER BEING
                                NOTIFIED BY THE IRS THAT YOU WERE SUBJECT TO BACKUP WITHHOLDING YOU RECEIVED ANOTHER
                                NOTIFICATION FROM THE IRS THAT YOU ARE NO LONGER SUBJECT TO BACKUP WITHHOLDING, DO
                                NOT CROSS OUT SUCH ITEM (2).

                                -------------------------------------------------------------------------------------

                                THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS
                                DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING.
                                SIGN HERE

                                SIGNATURE ------------------------------

                                DATE ------------------------------

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NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 28% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

               YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU
             CHECKED THE BOX IN PART 3 OF THE SUBSTITUTE FORM W-9.

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 28% of all reportable payments made to me will be withheld.

Signature                                                       Date
------------------------------------------------------------    -------------------------

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

     GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER FOR THE PAYEE
(YOU) TO GIVE THE PAYER. -- Social security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer. All "Section" references are to the Internal Revenue Code of 1986, as amended. "IRS" is the Internal Revenue Service.

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FOR THIS TYPE OF ACCOUNT:                                 GIVE THE SOCIAL SECURITY NUMBER OF --
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 1.  An individual's account                              The individual
 2.  Two or more individuals (joint account)              The actual owner of the account or, if combined
                                                          funds, the first individual on the account(1)
 3.  Husband and wife (joint account)                     The actual owner of the account or, if joint funds,
                                                          either person(1)
 4.  Custodian account of a minor (Uniform Gift to        The minor(2)
     Minors Act)
 5.  Adult and minor (joint account)                      The adult, or if the minor is the only contributor,
                                                          the minor(1)
 6.  Account in the name of guardian or committee for a   The ward, minor, or incompetent person(3)
     designated ward, minor, or incompetent person
 7.  a. The usual revocable savings trust account         The grantor-trustee(1)
     (grantor is also trustee)
     b. So-called trust account that is not a legal or    The actual owner(1)
     valid trust under State law
 8.  Sole proprietorship or single-owner LLC              The owner(4)
 9.  A valid trust, estate, or pension trust              The legal entity (Do not furnish the identifying
                                                          number of the personal representative or trustee
                                                          unless the legal entity itself is not designated in
                                                          the account title)(5)
10.  Corporate account or LLC electing corporate status   The corporation
     on Form 8832
11.  Association, club, religious, charitable,            The organization
     educational or other tax-exempt organization
12.  Partnership or multi-member LLC                      The partnership
13.  Association, club or other tax-exempt organization   The organization
14.  A broker or registered nominee                       The broker or nominee
15.  Account with the Department of Agriculture in the    The public entity
     name of a public entity (such as a state or local
     government, school district or prison) that
     receives agricultural program payments

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(1) List first and circle the name of the person whose number you furnish.

(2) Circle the minor's name and furnish the minor's social security number.

(3) Circle the ward's, minor's or incompetent person's name and furnish such person's social security number.

(4) You must show your individual name. You may also enter your business name. You may use either your Social Security Number or your Employer Identification Number.

(5) List first and circle the name of the legal trust, estate, or pension trust.

NOTE: IF NO NAME IS CIRCLED WHEN THERE IS MORE THAN ONE NAME, THE NUMBER WILL BE CONSIDERED TO BE THAT OF THE FIRST NAME LISTED.

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

OBTAINING A NUMBER

If you don't have a taxpayer identification number or you don't know your number, obtain Form SS-5, Application for a Social Security Card, at the local Social Administration office, or Form SS-4, Application for Employer Identification Number, by calling 1 (800) TAX-FORM, and apply for a number.

PAYEES EXEMPT FROM BACKUP WITHHOLDING

Payees specifically exempted from withholding include:

  - An organization exempt from tax under Section 501(a), an individual retirement account (IRA), or a custodial account under Section 403(b)(7), if the account satisfies the requirements of Section 401(f)(2).

  - The United States or a state thereof, the District of Columbia, a possession of the United States, or a political subdivision or wholly-owned agency or instrumentality of any one or more of the foregoing.

  - An international organization or any agency or instrumentality thereof.

  - A foreign government and any political subdivision, agency or instrumentality thereof.

PAYEES THAT MAY BE EXEMPT FROM BACKUP WITHHOLDING INCLUDE:

  - A corporation.

  - A financial institution.

  - A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States.

  - A real estate investment trust.

  - A common trust fund operated by a bank under Section 584(a).

  - An entity registered at all times during the tax year under the Investment Company Act of 1940.

  - A middleman known in the investment community as a nominee or custodian.

  - A futures commission merchant registered with the Commodity Futures Trading Commission.

  - A foreign central bank of issue.

  - A trust exempt from tax under Section 664 or described in Section 4947.

PAYMENTS OF DIVIDENDS AND PATRONAGE DIVIDENDS GENERALLY EXEMPT FROM BACKUP WITHHOLDING INCLUDE:

  - Payments to nonresident aliens subject to withholding under Section 1441.

  - Payments to partnerships not engaged in a trade or business in the United States and that have at least one nonresident alien partner.

  - Payments of patronage dividends not paid in money.

  - Payments made by certain foreign organizations.

  - Section 404(k) payments made by an ESOP.

PAYMENTS OF INTEREST GENERALLY EXEMPT FROM BACKUP WITHHOLDING INCLUDE:

  - Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and you have not provided your correct taxpayer identification number to the payer.

  - Payments of tax-exempt interest (including exempt-interest dividends under Section 852).

  - Payments described in Section 6049(b)(5) to nonresident aliens.

  - Payments on tax-free covenant bonds under Section 1451.

  - Payments made by certain foreign organizations.

  - Mortgage interest paid to you.

Certain payments, other than payments of interest, dividends, and patronage dividends, that are exempt from information reporting are also exempt from backup withholding. For details, see the regulations under sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A and 6050N.

EXEMPT PAYEES DESCRIBED ABOVE MUST FILE FORM W-9 OR A SUBSTITUTE FORM W-9 TO AVOID POSSIBLE ERRONEOUS BACKUP WITHHOLDING. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" IN PART 2 OF THE FORM, SIGN AND DATE THE FORM AND RETURN IT TO THE PAYER.

PRIVACY ACT NOTICE. -- Section 6109 requires you to provide your correct taxpayer identification number to payers, who must report the payments to the IRS. The IRS uses the number for identification purposes and may also provide this information to various government agencies for tax enforcement or litigation purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 28% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to payer. Certain penalties may also apply.

PENALTIES

(1) FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER. -- If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING. -- If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

(3) CRIMINAL PENALTY FOR FALSIFYING INFORMATION. -- Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.

                                  INSTRUCTIONS
         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

GENERAL

     Please do not send certificates for Outstanding Notes directly to the Issuers. Your certificates for Outstanding Notes, together with your signed and completed Letter of Transmittal and any required supporting documents, should be mailed or otherwise delivered to the Exchange Agent at the address set forth on the first page hereof. The method of delivery of Outstanding Notes, this Letter of Transmittal and all other required documents is at your sole option and risk and the delivery will be deemed made only when actually received by the Exchange Agent. If delivery is by mail, registered mail with return receipt requested, properly insured, or overnight or hand delivery service is recommended. In all cases, sufficient time should be allowed to ensure timely delivery.

     1. DELIVERY OF THIS LETTER OF TRANSMITTAL AND CERTIFICATES; GUARANTEED DELIVERY PROCEDURES. A holder of Outstanding Notes (which term, for the purposes described herein, shall include the book-entry transfer facility whose name appears on a security listing as the owner of the Outstanding Notes) may tender the same by (i) properly completing and signing this Letter of Transmittal or a facsimile hereof (all references in the Prospectus to the Letter of Transmittal shall be deemed to include a facsimile thereof) and delivering the same, together with the certificate or certificates, if applicable, representing the Outstanding Notes being tendered and any required signature guarantees and any other documents required by this Letter of Transmittal, to the Exchange Agent at its address set forth above on or prior to the Expiration Date, (ii) complying with the procedure for book-entry transfer described below or (iii) complying with the guaranteed delivery procedures described below.

     Holders who wish to tender their Outstanding Notes and (i) whose Outstanding Notes are not immediately available or (ii) who cannot deliver their Outstanding Notes, this Letter of Transmittal and all other required documents to the Exchange Agent on or prior to the Expiration Date or (iii) who cannot comply with the book-entry transfer procedures on a timely basis, must tender their Outstanding Notes pursuant to the guaranteed delivery procedure set forth in "The Exchange Offer -- Guaranteed Delivery Procedures" in the Prospectus and by completing Box 3. Holders may tender their Outstanding Notes if: (i) the tender is made by or through an Eligible Guarantor Institution (as defined below); (ii) the Exchange Agent receives (by facsimile transmission, mail or hand delivery), on or prior to the Expiration Date, a properly completed and duly executed Notice of Guaranteed Delivery in the form provided with this Letter of Transmittal that (a) sets forth the name and address of the holder of Outstanding Notes, if applicable, the certificate number(s) of the Outstanding Notes to be tendered and the principal amount of Outstanding Notes tendered; (b) states that the tender is being made thereby; and (c) guarantees that, within three New York Stock Exchange trading days after the Expiration Date, the Letter of Transmittal, or a facsimile thereof, together with the Outstanding Notes or a book-entry confirmation, and any other documents required by the Letter of Transmittal, will be deposited by the Eligible Guarantor Institution with the Exchange Agent; or (iii) the Exchange Agent receives a properly completed and executed Letter of Transmittal, or facsimile thereof and the certificate(s) representing all tendered Outstanding Notes in proper form or a confirmation of book-entry transfer of the Outstanding Notes into the Exchange Agent's account at the appropriate book-entry transfer facility and all other documents required by this Letter of Transmittal within three New York Stock Exchange trading days after the Expiration Date.

     Any Holder who wishes to tender Outstanding Notes pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery relating to such Outstanding Notes prior to the Expiration Date. Failure to complete the guaranteed delivery procedures outlined above will not, of itself, affect the validity or effect a revocation of any Letter of Transmittal form properly completed and executed by a holder who attempted to use the guaranteed delivery procedures.

     No alternative, conditional, irregular or contingent tenders will be accepted. Each tendering holder, by execution of this Letter of Transmittal (or facsimile thereof), shall waive any right to receive notice of the acceptance of the Outstanding Notes for exchange.

     2. PARTIAL TENDERS; WITHDRAWALS. Tenders of Outstanding Notes will be accepted only in the principal amount of $1,000 and integral multiples of $1,000. If less than the entire principal amount of Outstanding Notes evidenced by a submitted certificate is tendered, the tendering holder(s) must fill in the aggregate principal amount of Outstanding Notes tendered in the column entitled "Description of Outstanding Notes Tendered Herewith" in Box 1 above. A newly issued certificate for the Outstanding Notes submitted but not tendered will be sent to such holder promptly after the

Expiration Date, unless otherwise provided in the appropriate box on this Letter of Transmittal. All Outstanding Notes delivered to the Exchange Agent will be deemed to have been tendered in full unless otherwise clearly indicated.

     Outstanding Notes tendered pursuant to the Exchange Offer may be withdrawn at any time prior to the Expiration Date, after which tenders of Outstanding Notes are irrevocable.

     To be effective with respect to the tender of Outstanding Notes, a written notice of withdrawal (which may be by telegram, telex, facsimile or letter) must: (i) be received by the Exchange Agent at the address for the Exchange Agent set forth above before the Issuers notify the Exchange Agent that they have accepted the tender of Outstanding Notes pursuant to the Exchange Offer;
(ii) specify the name of the person who tendered the Outstanding Notes to be withdrawn; (iii) identify the Outstanding Notes to be withdrawn (including the principal amount of such Outstanding Notes, or, if applicable, the certificate numbers shown on the particular certificates evidencing such Outstanding Notes and the principal amount of Outstanding Notes represented by such certificates);
(iv) include a statement that such holder is withdrawing its election to have such Outstanding Notes exchanged; (v) specify the name in which any such Outstanding Notes are to be registered, if different from that of the withdrawing holder; and (vi) be signed by the holder in the same manner as the original signature on this Letter of Transmittal (including any required signature guarantee). The Exchange Agent will return the properly withdrawn Outstanding Notes promptly following receipt of notice of withdrawal. If Outstanding Notes have been tendered pursuant to the procedure for book-entry transfer, any notice of withdrawal must specify the name and number of the account at the book-entry transfer facility to be credited with the withdrawn Outstanding Notes or otherwise comply with the book-entry transfer facility's procedures. All questions as to the validity, form and eligibility of notices of withdrawals, including time of receipt, will be determined by the Issuers, and such determination will be final and binding on all parties.

     Any Outstanding Notes so withdrawn will be deemed not to have been validly tendered for exchange for purposes of the Exchange Offer. Any Outstanding Notes which have been tendered for exchange but which are not accepted for exchange for any reason will be returned to the holder thereof without cost to such holder (or, in the case of Outstanding Notes tendered by book-entry transfer into the Exchange Agent's account at the book entry transfer facility pursuant to the book-entry transfer procedures described above, such Outstanding Notes will be credited to an account with such book-entry transfer facility specified by the holder) promptly after withdrawal, rejection of tender or termination of the Exchange Offer. Properly withdrawn Outstanding Notes may be retendered by following one of the procedures described under the caption "The Exchange
Offer -- Procedures for Tendering Outstanding Notes" in the Prospectus at any time prior to the Expiration Date.

     Neither the Issuers, any affiliate or assigns of the Issuers, the Exchange Agent nor any other person will be under any duty to give any notification of any irregularities in any notice of withdrawal or incur any liability for failure to give such notification (even if such notice is given to other persons).

     3. BENEFICIAL OWNER INSTRUCTIONS. Only a holder of Outstanding Notes (i.e., a person in whose name Outstanding Notes are registered on the books of the registrar or, or, in the case of Outstanding Notes held through book-entry, such book-entry transfer facility specified by the holder), or the legal representative or attorney-in-fact of a holder, may execute and deliver this Letter of Transmittal. Any beneficial owner of Outstanding Notes who wishes to accept the Exchange Offer must arrange promptly for the appropriate holder to execute and deliver this Letter of Transmittal on his or her behalf through the execution and delivery to the appropriate holder of the "Beneficial Owner Instructions to Registered Holder" form accompanying this Letter of Transmittal.

     4. SIGNATURE ON THIS LETTER OF TRANSMITTAL; WRITTEN INSTRUMENTS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES. If this Letter of Transmittal is signed by the registered holder(s) (which term, for the purposes described herein, shall include the book-entry transfer facility whose name appears on a security listing as the owner of the Outstanding Notes) of the Outstanding Notes tendered hereby, the signature must correspond exactly with the name(s) as written on the face of the certificates (or on such security listing) without alteration, addition, enlargement or any change whatsoever.

     If any of the Outstanding Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

     If a number of Outstanding Notes registered in different names are tendered, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal (or facsimiles thereof) as there are different registrations of Outstanding Notes.

     When this Letter of Transmittal is signed by the registered holder(s) of Outstanding Notes (which term, for the purposes described herein, shall include the book-entry transfer facility whose name appears on a security listing as the owner of the Outstanding Notes) listed and tendered hereby, no endorsements of certificates or separate written instruments of transfer or exchange are required. If, however, this Letter of Transmittal is signed by a person other than the registered holder(s) of the Outstanding Notes listed or the Exchange Notes are to be issued, or any untendered Outstanding Notes are to be reissued, to a person other than the registered holder(s) of the Outstanding Notes, such Outstanding Notes must be endorsed or accompanied by separate written instruments of transfer or exchange in form satisfactory to the Issuers and duly executed by the registered holder, in each case signed exactly as the name or names of the registered holder(s) appear(s) on the Outstanding Notes and the signatures on such certificates must be guaranteed by an Eligible Guarantor Institution.

     If this Letter of Transmittal, any certificates or separate written instruments of transfer or exchange are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Issuers, submit proper evidence satisfactory to the Issuers, in their sole discretion, of such persons' authority to so act.

     ENDORSEMENTS ON CERTIFICATES FOR THE OUTSTANDING NOTES OR SIGNATURES ON BOND POWERS REQUIRED BY THIS INSTRUCTION 4 MUST BE GUARANTEED BY A MEMBER FIRM OF A REGISTERED NATIONAL SECURITIES EXCHANGE OR OF THE NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC., A COMMERCIAL BANK OR TRUST COMPANY HAVING AN OFFICE OR CORRESPONDENT IN THE UNITED STATES OR ANOTHER "ELIGIBLE GUARANTOR INSTITUTION" WITHIN THE MEANING OF RULE 17AD-15 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED (AN "ELIGIBLE GUARANTOR INSTITUTION").

     SIGNATURES ON THIS LETTER OF TRANSMITTAL MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION, UNLESS OUTSTANDING NOTES ARE TENDERED: (I) BY A REGISTERED HOLDER (WHICH TERM, FOR THE PURPOSES DESCRIBED HEREIN, SHALL INCLUDE THE BOOK-ENTRY TRANSFER FACILITY WHOSE NAME APPEARS ON A SECURITY LISTING AS THE OWNER OF THE OUTSTANDING NOTES) WHO HAS NOT COMPLETED THE BOX ENTITLED "SPECIAL REGISTRATION INSTRUCTIONS" OR "SPECIAL DELIVERY INSTRUCTIONS" ON THIS LETTER OF TRANSMITTAL; OR (II) FOR THE ACCOUNT OF AN ELIGIBLE GUARANTOR INSTITUTION.

     5. SPECIAL REGISTRATION AND DELIVERY INSTRUCTIONS. Tendering holders should indicate, in the applicable Box 6 or Box 7, the name and address in/to which the Exchange Notes and/or certificates for Outstanding Notes not exchanged are to be issued or sent, if different from the name(s) and address(es) of the person signing this Letter of Transmittal. In the case of issuance in a different name, the tax identification number or social security number of the person named must also be indicated. A holder tendering the Outstanding Notes by book-entry transfer may request that the Outstanding Notes not exchanged be credited to such account maintained at the book-entry transfer facility as such holder may designate. See Box 4.

     If no such instructions are given, the Exchange Notes (and any Outstanding Notes not tendered or not accepted) will be issued in the name of and sent to the holder signing this Letter of Transmittal or deposited into such holder's account at the applicable book-entry transfer facility.

     6. TRANSFER TAXES. The Issuers shall pay all transfer taxes, if any, applicable to the transfer and exchange of the Outstanding Notes to them or to their order pursuant to the Exchange Offer. If, however, the Exchange Notes are delivered to or issued in the name of a person other than the registered holder, or if a transfer tax is imposed for any reason other than the transfer and exchange of Outstanding Notes to the Issuers or to their order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered holder or any other person) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith the amount of such transfer taxes will be billed directly to such tendering holder.

     Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Outstanding Notes listed in this Letter of Transmittal.

     7. WAIVER OF CONDITIONS. The Issuers reserve the absolute right to waive, in whole or in part, any of the conditions to the Exchange Offer set forth in the Prospectus.

     8. MUTILATED, LOST, STOLEN OR DESTROYED SECURITIES. Any holder whose Outstanding Notes have been mutilated, lost, stolen or destroyed, should promptly contact the Exchange Agent at the address set forth on the first page hereof for further instructions. The holder will then be instructed as to the steps that must be taken in order to replace the certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen certificate(s) have been completed.

     9. NO CONDITIONAL TENDERS; NO NOTICE OF IRREGULARITIES. No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders, by execution of this Letter of Transmittal, shall waive any right to receive notice of the acceptance of their Outstanding Notes for exchange. The Issuers reserve the right, in their reasonable judgment, to waive any defects, irregularities or conditions of tender as to particular Outstanding Notes. The Issuers' interpretation of the terms and conditions of the Exchange Offer (including the instructions in this Letter of Transmittal) will be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Outstanding Notes must be cured within such time as the Issuers shall determine. Although the Issuers intend to notify holders of defects or irregularities with respect to tenders of Outstanding Notes, neither the Issuers, the Exchange Agent nor any other person is under any obligation to give such notice nor shall they incur any liability for failure to give such notification. Tenders of Outstanding Notes will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Outstanding Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering holder promptly following the Expiration Date.

     10. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter of Transmittal, may be directed to the Exchange Agent at the address and telephone number set forth on the first page hereof.

     IMPORTANT: THIS LETTER OF TRANSMITTAL OR A FACSIMILE OR COPY THEREOF (TOGETHER WITH CERTIFICATES OF OUTSTANDING NOTES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS) OR A NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE EXCHANGE AGENT ON OR PRIOR TO THE EXPIRATION DATE.

                           IMPORTANT TAX INFORMATION

     Under U.S. federal income tax law, a tendering holder whose Outstanding Notes are accepted for exchange may be subject to backup withholding unless the holder provides Wells Fargo Bank, National Association as Paying Agent (the "Paying Agent"), with either (i) such holder's correct taxpayer identification number ("TIN") on the Substitute Form W-9 attached hereto, certifying (A) that the TIN provided on Substitute Form W-9 is correct (or that such holder of Outstanding Notes is awaiting a TIN), (B) that the holder of Outstanding Notes is not subject to backup withholding because (x) such holder of Outstanding Notes is exempt from backup withholding, (y) such holder of Outstanding Notes has not been notified by the Internal Revenue Service that he or she is subject to backup withholding as a result of a failure to report all interest or dividends or (z) the Internal Revenue Service has notified the holder of Outstanding Notes that he or she is no longer subject to backup withholding and
(C) that the holder of Outstanding Notes is a U.S. person (including a U.S. resident alien); or (ii) an adequate basis for exemption from backup withholding. If such holder of Outstanding Notes is an individual, the TIN is such holder's social security number. If the Paying Agent is not provided with the correct TIN, the holder of Outstanding Notes may also be subject to certain penalties imposed by the Internal Revenue Service and any payments that are made to such holder may be subject to backup withholding (see below).

     Certain holders of Outstanding Notes (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. However, exempt holders of Outstanding Notes should indicate their exempt status on the Substitute Form W-9. For example, a corporation should complete the Substitute Form W-9, providing its TIN and indicating that it is exempt from backup withholding. In order for a foreign individual to qualify as an exempt recipient, the holder must submit a Form W-8BEN, signed under penalties of perjury, attesting to that individual's exempt status. A Form W-8BEN can be obtained from the Paying Agent. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for more instructions. Holders are encouraged to consult their own tax advisors to determine whether they are exempt from these backup withholding and reporting requirements.

     If backup withholding applies, the Paying Agent is required to withhold 28% of any payments made to the holder of Outstanding Notes or other payee. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service, provided the required information is furnished. The Paying Agent cannot refund amounts withheld by reason of backup withholding.

     A holder who does not have a TIN may check the box in Part 3 of the Substitute Form W-9 if the surrendering holder of Outstanding Notes has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked, the holder of Outstanding Notes or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. Notwithstanding that the box in Part 3 is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the Paying Agent will withhold 28% of all payments made prior to the time a properly certified TIN is provided to the Paying Agent and, if the Paying Agent is not provided with a TIN within 60 days, such amounts will be paid over to the Internal Revenue Service.

     The holder of Outstanding Notes is required to give the Paying Agent the TIN (e.g., social security number or employer identification number) of the record owner of the Outstanding Notes. If the Outstanding Notes are in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.